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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 27, 2001
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                        Commission file number 333-36952

                                   ORIUS CORP.
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             (Exact name of registrant as specified in its charter)


         Florida                                                  65-0894212
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(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


                            1000 Hart Road, Suite 140
                           Barrington, Illinois 60010
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               (Address of principal executive office) (Zip Code)


                                 (847) 277-8444
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              (Registrant's telephone number, including area code)



            1401 Forum Way, Suite 400 West Palm Beach, Florida 33401
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           (Former name or former address, if changed since last year)



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ITEM 5. OTHER EVENTS

         On June 27, 2001 Orius Corp. ("Orius" or the "Company") announced changes to the company's executive leadership team.

         Effective immediately, Ronald L. Blake, who has more than 20 years of industry experience in telecommunications operations and finance, has been appointed to the Orius board of directors and named Chairman of the Board, President and CEO of Orius. Blake replaces William J. Mercurio, who resigned as President and Chief Executive Officer, but will remain on the board and assist in the transition as a consultant. Blake most recently served as President of SBC Telecom, SBC Communication Inc.'s national expansion subsidiary. Prior to that, he served in four consecutive positions as President of multi-billion dollar business units in Ameritech Corporation's wholesale and retail markets. Blake also previously held the post of Corporate Vice President and Treasurer for Ameritech Corp.

Orius announced two additional executive appointments:

o Robert S. Wasserman has been appointed Orius' Executive Vice President and Chief Operating Officer, replacing Joseph P. Powers, who will also stay on during the transition. Wasserman's 20 years of industry experience includes assignments as President of New Path Holdings, Inc., a regional data local exchange carrier (DLEC), Vice President of Internet Commerce for W.W. Grainger and Vice President of Marketing for Ameritech's General Business Services unit.

o Thomas W. Hartmann has been named Senior Vice President of Administration and General Counsel. Hartmann brings to the company 17 years of legal experience with concentrations in domestic and international operations, mergers and acquisitions, and corporate development activity. His most recent senior management posts included General Counsel for SBC Telecom and General Counsel for SBC International Operations.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ORIUS CORP.




Date:  June 29, 2001                   By: /s/ Robert E. Agres
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                                           Robert E. Agres
                                           Senior Vice President and
                                           Chief Financial Officer
                                           (Principal Financial and
                                           Accounting Officer)







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